SUPPLEMENT DATED SEPTEMBER 19, 2025
TO THE PROSPECTUS DATED MAY 1, 2025, as supplemented,
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Prospectus (the “May 1 Combined Prospectus”) for VanEck ETF Trust (the “Trust”) regarding VanEck Agribusiness ETF, VanEck Gold Miners ETF, VanEck Green Metals ETF, VanEck Junior Gold Miners ETF, VanEck Low Carbon Energy ETF, VanEck Natural Resources ETF, VanEck Office and Commercial REIT ETF, VanEck Oil Refiners ETF, VanEck Oil Services ETF, VanEck Rare Earth and Strategic Metals ETF, VanEck Steel ETF and VanEck Uranium and Nuclear ETF (each, a “Fund”), each a series of the Trust. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective immediately, the shares of VanEck Gold Miners ETF (the “Gold Miners ETF”) are no longer offered through the May 1 Combined Prospectus and all references to the Gold Miners ETF are hereby deleted from the May 1 Combined Prospectus. Effective immediately, the shares of the Gold Miners ETF are offered through the separate Gold Miners ETF Prospectus dated September 19, 2025. The shares of each of VanEck Agribusiness ETF, VanEck Green Metals ETF, VanEck Junior Gold Miners ETF, VanEck Low Carbon Energy ETF, VanEck Natural Resources ETF, VanEck Office and Commercial REIT ETF, VanEck Oil Refiners ETF, VanEck Oil Services ETF, VanEck Rare Earth and Strategic Metals ETF, VanEck Steel ETF and VanEck Uranium and Nuclear ETF continue to be offered through the May 1 Combined Prospectus, as supplemented.

Please retain this supplement for future reference.